UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 19, 2022

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800

Seattle, WA 98104

(Address of principal executive offices, including zip code)

(206) 826-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as described below) pursuant to that certain Agreement and Plan of Merger, dated as of August 8, 2022 (the “Merger Agreement”), by and among Avalara, Inc., a Washington corporation (“Avalara” or the “Company”), Lava Intermediate, Inc., a Delaware corporation (“Parent”) and Lava Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On October 19, 2022 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of funds advised by Vista Equity Partners (the “Vista Funds”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

New Credit Agreement

On the Closing Date, Merger Sub, as the initial borrower, and the Company, after giving effect to the Merger, as the borrower, entered into that certain Credit Agreement with Owl Rock Core Income Corp., as administrative agent and collateral agent, the lenders from time to time party thereto and the guarantors from time to time party thereto (the “Credit Agreement”), which provides for (i) a term loan facility in an aggregate principal amount equal to $2.5 billion and (ii) a revolving loan facility in an aggregate principal amount equal to $250 million. The Company is the borrower, and certain of its subsidiaries are guarantors, under the Credit Agreement. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the borrowers and the guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Existing 2026 Senior Notes

On the Closing Date, the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under the Indenture, dated as of August 13, 2021 (the “Indenture”) governing the Company’s 0.25% Convertible Senior Notes due 2026 entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture, providing that, at and after the Closing Date, conversions pursuant to the conversion rights under the Indenture are changed to the right to receive the Per Share Merger Consideration in an amount calculated pursuant to the terms of the Indenture.

The foregoing summary description of the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Supplemental Indenture, which is attached as Exhibit 4.1 hereto, and which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the Effective Time:

(i)

each share of common stock of Avalara (“Common Stock”), par value $0.0001 per share, issued and outstanding as of immediately prior to the Effective Time (other than (A) shares of Common Stock owned by Parent, Merger Sub, any other wholly owned subsidiary of Parent and Avalara (including shares held in treasury) (which were cancelled without payment of any consideration), (B) shares owned by any wholly owned subsidiary of Avalara and (C) shares of Common Stock for which dissenters’ rights have been properly exercised and not withdrawn) automatically converted into the right to receive cash in an amount equal to $93.50, without interest thereon, and subject to any required withholding of taxes (the “Per Share Merger Consideration”);

(ii)

each outstanding Avalara option to purchase shares of Common Stock (a “Company Option”), whether vested or unvested, was automatically cancelled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to (A) the total number of shares of Common Stock subject to such Company Option, multiplied by (B) the excess, if any, of the Per Share Merger Consideration over the applicable per share exercise price of such Company Option. Each Company Option, if any, with an exercise price per share greater than or equal to the Per Share Merger Consideration was cancelled automatically at the Effective Time for no consideration;

(iii)

each outstanding Avalara restricted stock unit that was vested (but not yet settled) as of immediately prior to the Effective Time or that vested as a result of the consummation of the Merger Agreement (a “Vested Company RSU”) was automatically cancelled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to (A) the total number of shares of Common Stock subject to such Vested Company RSU immediately prior to the Effective Time, multiplied by (B) the Per Share Merger Consideration;

(iv)

each outstanding Avalara restricted stock unit that was not a Vested Company RSU (an “Unvested Company RSU”) was automatically cancelled and converted into the contingent right to receive from Parent or Avalara an aggregate amount in cash (without interest and less any applicable withholding taxes) (each, a “Converted Cash Award”) equal to (A) the total number of shares of Common Stock subject to such Unvested Company RSU immediately prior to the Effective Time, multiplied by (B) the Per Share Merger Consideration. Each such Converted Cash Award shall continue to have, and be subject to, the same vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) that applied to the corresponding Unvested Company RSU immediately prior to the Effective Time, except for certain individuals set forth on the disclosure schedules to the Merger Agreement whose Converted Cash Awards shall automatically accelerate upon a Qualifying Termination (as defined in the disclosure schedules to the Merger Agreement); and

(v)

each outstanding Avalara performance stock unit that was not a vested company performance stock unit immediately prior to the Effective Time (an “Unvested Company PSU”) was automatically cancelled and converted into a Converted Cash Award equal to (A) the total number of shares of Common Stock subject to such Unvested Company PSU immediately prior to the Effective Time (as determined in accordance with the disclosure schedules to the Merger Agreement), multiplied by (B) the Per Share Merger Consideration. For purposes of the foregoing, (1) the number of shares subject to each Unvested Company PSU with an initial performance period commencing on January 1, 2021 was calculated assuming performance was achieved at 220% of target, and (2) the number of shares subject to each Unvested Company PSU with an initial performance period commencing on January 1, 2022 was calculated assuming performance was achieved at 147.5% of target, in each case, subject to reducing such calculated number of shares by the number of vested performance stock units earned for a previously completed performance period. Each such Converted Cash Award is subject to the time-vesting terms and conditions following a “change in control” set forth in the award agreement that applied to the corresponding Unvested Company PSU and shall automatically accelerate upon a qualifying termination of employment (as described in the award agreement that applied to the corresponding Unvested Company PSU).

There were no vested (but not yet settled) Avalara performance stock units outstanding as of immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2022, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified The New York Stock Exchange (“NYSE”) on October 19, 2022 that each outstanding share of Common Stock (except as described in Item 2.01 hereof) was converted into a right to receive the Per Share Merger Consideration pursuant to the Merger Agreement as described under Item 2.01, and the Company requested that NYSE file a Form 25 with the SEC to remove the Common Stock from listing on NYSE and deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Common Stock ceased trading on the NYSE effective prior to the opening of trading on October 19, 2022. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The Information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 hereof) was converted, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Merger Consideration.

Item 5.01	Change in Control of Registrant.

The Information set forth in the Introductory Note and under Items 2.01 and 3.01 is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. The total amount of consideration payable to the Company’s equityholders in connection with the Merger was approximately $8.4 billion. The funds used by Parent to consummate the Merger and complete the related transactions came from equity contributions from the Vista Funds, a syndicate of co-Underwriters and Vista-managed co-investment vehicles, the Company’s cash on hand, and the proceeds received in connection with debt financing pursuant to a $2.5 billion term loan under the Credit Agreement, dated as of October 19, 2022, by and among Parent, Merger Sub, the Company, certain domestic subsidiaries of the Company, as guarantors, the lenders from time to time party thereto, and Owl Rock Core Income Corp., as administrative agent and collateral agent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, effective upon completion of the Merger, the following persons became directors of the Company: Maneet S. Saroya, Adrian R. Alonso, Chad Martin and Nicholas Prickel (among whom, Nicholas Prickel was a director of Merger Sub). Scott McFarlane, who was a director of the Company immediately prior to the Merger, will continue to be a director of the Company. The following persons, who were directors of the Company immediately prior to the completion of the Merger, voluntarily resigned from the board of directors of the Company (the “Board”) and the committees of the Board on which they served, if any, at the Effective Time: Srinivas Tallapragada, Tami L. Reller, Edward A. Gilhuly, Bruce Crawford, Brian Sharples, William D. Ingram, Marcela Martin, Kathleen M. Zwickert, Rajeev Singh, and Marion R. Foote.

Effective upon completion of the Merger, the following persons, who were the officers of Merger Sub, became officers of the Company: Maneet S. Saroya, Adrian Alonso and Nicholas Prickel. Scott McFarlane, Ross Tennenbaum and Alesia Pinney, who were officers of the Company immediately prior to the Merger, will continue to be officers of the Company. Amit Mathradas, who was an officer of the Company immediately prior to the Merger, will not continue to be an officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 8.01	Other Events.

On October 19, 2022, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 8, 2022, by and among Avalara, Inc., Lava Intermediate, Inc. and Lava Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 9, 2022)*

3.1	Amended and Restated Certificate of Incorporation of Avalara, Inc.

3.2	Amended and Restated Bylaws of Avalara, Inc.

4.1	Supplemental Indenture, between the Company and The Bank of New York Mellon Trust Company, N.A., dated as of October 19, 2022

99.1	Press Release, dated as of October 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALARA, INC.

By:	/s/ Alesia L. Pinney
Alesia L. Pinney
Executive Vice President, Chief Legal Officer, and Secretary

Date: October 19, 2022